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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Land O'Lakes, Inc. (the "Company") on Form 10-Q/A for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on April 26, 2004 (the "Report"), I, John E. Gherty, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 26, 2004

                                                  By  /s/ John E. Gherty
                                                  ----------------------
                                                  John E. Gherty
                                                  President
                                                  and Chief Executive Officer